UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 22, 2015

AVALANCHE BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36579	20-5258327
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 O’Brien Drive, Suite A

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 272-6269

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

On December 22, 2015, Avalanche Biotechnologies, Inc. (the “Company”) implemented a restructuring plan to reduce operating costs and better align its workforce with the needs of its business following its decision to not initiate the Phase 2b clinical trial for AVA-101 in the second half of 2015. The plan resulted in a reduction of approximately 20% of the Company’s workforce. Affected employees are eligible to receive severance payments. The restructuring will trigger accelerated vesting of certain of the affected employees’ restricted stock unit (RSU) awards.

In connection with the restructuring, the Company estimates that it will incur aggregate restructuring charges in the fourth quarter of 2015 of approximately $2.2 million to $2.7 million related to one-time termination severance payments and other employee-related costs, including approximately $1.0 million of stock-based compensation expense related to the acceleration of RSUs. The majority of the cash payments related to the personnel-related restructuring charges will be paid out during the fourth quarter of 2015, with the remainder to be paid out during the first quarter of 2016.

This Item 2.05 contains forward-looking statements, including, but not limited to, statements related to the expected costs associated with termination benefits and the financial impact of the reduction in force. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to cost reduction efforts. In addition, the Company’s workforce reduction costs may be greater than anticipated and the workforce reduction may have an adverse impact on the Company’s development activities. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2015, and the Company’s subsequent quarterly reports filed with the SEC. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Item 2.05 as a result of new information, future events or changes in its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2015	AVALANCHE BIOTECHNOLOGIES, INC.

	By:	/s/ Hans P. Hull
Hans P. Hull
Senior Vice President, Business Operations and Corporate Secretary